Innealta Capital Country Rotation Fund

Class A Shares (Symbol: COUAX)

Class I Shares (Symbol: ICCIX)

Class N Shares (Symbol: ICCNX)

Innealta Capital Sector Rotation Fund

Class A Shares (Symbol: SROAX)

Class N Shares (Symbol: ICSNX)

Class I Shares (Symbol: ICSIX)

each a series of Northern Lights Fund Trust II

(each a “Fund,” collectively the “Funds”)

Supplement dated May 12, 2015

to the Prospectus dated March 31, 2015

The following supersedes any contrary information contained in the Funds’ current Prospectus.

Effective immediately, the following changes are made to the Prospectus of the Funds.

The following is added as the last sentence in the section of the Prospectus entitled “Summary Section — Principal Investment Strategies” for each Fund:

The Fund may also lend its portfolio securities to broker-dealers and banks to earn additional income.

The following is added as a risk in the section of the Prospectus entitled “Summary — Principal Risks” for each Fund:

•	Securities Lending Risk. The Fund may lend its securities to broker-dealers, banks, and other institutions to earn additional income. Risks of lending securities include the potential insolvency of the broker-dealer, lending agent, or borrower which could result in the Fund experiencing both delays in liquidating the loan collateral or recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that do not perform as well as expected.

The following is added as the last paragraph in the section of the Prospectus entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Investment Strategies” for each Fund:

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or equivalents maintained on a current basis in an amount typically greater than or equal to the market value of the securities loaned by the Fund. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on any securities loaned, and will also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund will not lend more than 25% of the net asset value of the securities comprising its portfolio.

The following is added as a risk in the section of the Prospectus entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Risks of Investing in the Fund” for each Fund:

Securities Lending Risk. The Fund may lend its securities to broker-dealers, banks, and other institutions to earn additional income. Risks of lending securities include the potential insolvency of the broker-dealer, lending agent, or borrower. In the event of bankruptcy or other default of the broker-dealer, lending agent, or borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A, Class N and Class I shares dated March 31, 2015, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-USE-ETFS.